POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints THOMAS J. ENGIBOUS, RICHARD J. AGNICH and WILLIAM A. AYLESWORTH, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 in connection with the registration of 2,000,000 shares of common stock of Texas Instruments Incorporated for issuance under the TI U.S. Employees Retirement and Profit Sharing Plan, and any or all amendments or supplements to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 1 day of December, 1997.



                                          /s/ James R. Adams
                                          -----------------------------
                                              James R. Adams

                           POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints JAMES R. ADAMS, THOMAS J. ENGIBOUS, and RICHARD J. AGNICH, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 in connection with the registration of 2,000,000 shares of common stock of Texas Instruments Incorporated for issuance under the TI U.S. Employees Retirement and Profit Sharing Plan, and any or all amendments or supplements to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 4th day of December, 1997.


                                          /s/ William A. Aylesworth
                                          -----------------------------
                                              William A. Aylesworth


                           POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints JAMES R. ADAMS, THOMAS J. ENGIBOUS, RICHARD J. AGNICH and WILLIAM A. AYLESWORTH, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 in connection with the registration of 2,000,000 shares of common stock of Texas Instruments Incorporated for issuance under the TI U.S. Employees Retirement and Profit Sharing Plan, and any or all amendments or supplements to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 3rd day of December, 1997.



                                          /s/ David L. Boren
                                          -----------------------------
                                              David L. Boren


                           POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints JAMES R. ADAMS, THOMAS J. ENGIBOUS, RICHARD J. AGNICH and WILLIAM A. AYLESWORTH, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 in connection with the registration of 2,000,000 shares of common stock of Texas Instruments Incorporated for issuance under the TI U.S. Employees Retirement and Profit Sharing Plan, and any or all amendments or supplements to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 3rd day of December, 1997.


                                          /s/ James B. Busey IV
                                          -----------------------------
                                              James B. Busey IV


                           POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints JAMES R. ADAMS, RICHARD J. AGNICH and WILLIAM A. AYLESWORTH, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 in connection with the registration of 2,000,000 shares of common stock of Texas Instruments Incorporated for issuance under the TI U.S. Employees Retirement and Profit Sharing Plan, and any or all amendments or supplements to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 4th day of December, 1997.


                                          /s/ Thomas J. Engibous
                                          -----------------------------
                                              Thomas J. Engibous



                           POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints JAMES R. ADAMS, THOMAS J. ENGIBOUS, RICHARD J. AGNICH and WILLIAM A. AYLESWORTH, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 in connection with the registration of 2,000,000 shares of common stock of Texas Instruments Incorporated for issuance under the TI U.S. Employees Retirement and Profit Sharing Plan, and any or all amendments or supplements to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 1st day of December, 1997.



                                          /s/ Gerald W. Fronterhouse
                                          -----------------------------
                                              Gerald W. Fronterhouse



                           POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints JAMES R. ADAMS, THOMAS J. ENGIBOUS, RICHARD J. AGNICH and WILLIAM A. AYLESWORTH, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 in connection with the registration of 2,000,000 shares of common stock of Texas Instruments Incorporated for issuance under the TI U.S. Employees Retirement and Profit Sharing Plan, and any or all amendments or supplements to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 4th day of December, 1997.



                                          /s/ David R. Goode
                                          -----------------------------
                                              David R. Goode


                           POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints JAMES R. ADAMS, THOMAS J. ENGIBOUS, RICHARD J. AGNICH and WILLIAM A. AYLESWORTH, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 in connection with the registration of 2,000,000 shares of common stock of Texas Instruments Incorporated for issuance under the TI U.S. Employees Retirement and Profit Sharing Plan, and any or all amendments or supplements to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 4th day of December, 1997.



                                          /s/ Wayne R. Sanders
                                          -----------------------------
                                              Wayne R. Sanders


                           POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints JAMES R. ADAMS, THOMAS J. ENGIBOUS, RICHARD J. AGNICH and WILLIAM A. AYLESWORTH, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 in connection with the registration of 2,000,000 shares of common stock of Texas Instruments Incorporated for issuance under the TI U.S. Employees Retirement and Profit Sharing Plan, and any or all amendments or supplements to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 1st day of December, 1997.



                                          /s/ Gloria M. Shatto
                                          -----------------------------
                                              Gloria M. Shatto


                           POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints JAMES R. ADAMS, THOMAS J. ENGIBOUS, RICHARD J. AGNICH and WILLIAM A. AYLESWORTH, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 in connection with the registration of 2,000,000 shares of common stock of Texas Instruments Incorporated for issuance under the TI U.S. Employees Retirement and Profit Sharing Plan, and any or all amendments or supplements to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 4th day of December, 1997.



                                          /s/ William P. Weber
                                          -----------------------------
                                              William P. Weber


                           POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints JAMES R. ADAMS, THOMAS J. ENGIBOUS, RICHARD J. AGNICH and WILLIAM A. AYLESWORTH, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 in connection with the registration of 2,000,000 shares of common stock of Texas Instruments Incorporated for issuance under the TI U.S. Employees Retirement and Profit Sharing Plan, and any or all amendments or supplements to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 1st day of December, 1997.



                                          /s/ Clayton K. Yeutter
                                          -----------------------------
                                              Clayton K. Yeutter